Exhibit 99.1

Signature Page

KKR GENETIC DISORDER L.P.		03/07/2025

By: KKR Genetic Disorder GP LLC, its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR GENETIC DISORDER GP LLC		03/07/2025

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

KKR GROUP PARTNERSHIP L.P.		03/07/2025

By: KKR Group Holdings Corp., its general partner

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Secretary

KKR GROUP HOLDINGS CORP.		03/07/2025

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Secretary

KKR GROUP CO. INC.		03/07/2025

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Secretary

KKR & CO. INC.		03/07/2025

By:	s/ Christopher Lee
Name: Christopher Lee
Title: Secretary

KKR MANAGEMENT LLP		03/07/2025

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Assistant Secretary

HENRY R. KRAVIS		03/07/2025

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Attorney-in-fact

GEORGE R. ROBERTS		03/07/2025

By:	/s/ Christopher Lee
Name: Christopher Lee
Title: Attorney-in-fact